Investor Update September 2012 Capability Adaptability Accountability Exhibit 99.1

2

Information Related to Forward-Looking Statements
Statements made in this presentation that state the Company’s or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-
looking statements. It is important to note that the Company's future events and actual results, financial or otherwise, could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause future events or actual results to differ materially from those in the forward-looking statements are included in the “Risk Factors” section of the
Company's SEC filings, including, but not limited to, the Company's Annual Report and quarterly reports. You are cautioned not to place undue reliance on such forward-looking statements.
Use of non-GAAP measures
We frequently use the non-GAAP measures of funds from operations (“FFO”), operating funds from operations (“Operating FFO”), earnings before depreciation, amortization and deferred taxes (“EBDT”), comparable net operating income
(“NOI”), and measures based on the pro-rata consolidation method (“pro-rata”)
to explain operating performance and assist investors in evaluating our business.
In addition, we present a schedule of components to assist investors in determining the “net asset value” (“NAV”) of the Company, also a non-GAAP measure.  For a more thorough discussion of FFO, Operating FFO, EBDT, NOI, pro-rata measures, and NAV, including how we reconcile these applicable measures to their GAAP counterparts, please refer to the Supplemental Package furnished to the SEC on Form 8-K on September 4, 2012.  Copies of our quarterly and annual Supplemental Packages can be found on our website at
www.forestcity.net, or on the SEC’s website at www.sec.gov.

Company Profile
•
Founded in 1920 and traded publically since 1960, Cleveland based Forest City is known nationally as a property owner, manager, and developer of some of the largest and most prestigious real estate projects in the country. Forest City’s diverse portfolio includes hundreds of premier properties located throughout the United States.
•
With a focus on Core Markets – the New York City metropolitan area, Boston, Greater
Washington, D.C., Denver, Los Angeles, San Francisco, Dallas, Philadelphia and Chicago
– we have overcome high barriers to entry and developed a unique franchise. Each of these core markets are great urban centers with strong demographics and superior growth potential.

Our Mission
Forest City is a leading owner, operator, and
developer of distinctive and diversified real estate
projects in select core markets, which create value
for our customers, shareholders, and communities
through place creation, sustainable practices, and a
long-term investment perspective.
We operate by developing meaningful relationships
and leveraging our entrepreneurial capabilities with
creative and talented associates who embrace our
core values.
Our Vision
To be the real estate leader and partner-of-choice in
creating distinctive places to live, work, and shop.

Our Strategic Themes
•
We will leverage our unique and proven
capability
as an owner, operator and
developer of distinctive real estate.
•
We will continue to show
adaptability
to
changing market conditions and stakeholder
needs.
•
We will commit to a high level of
accountability
to ourselves and to all of our
stakeholders to drive value creation.

Our 2012-2015 Strategic Plan
Key Goals:
Increase shareholder value by:
Intensify focus on the , both
markets and products
Continuing to strengthen the balance
sheet and reduce risk
Driving operational excellence
through all aspects of our company

core
the

Our Strategic Foundation

Develop unique,
differentiated real
estate that fuels
growth, creates a
“sense of place” and
builds communities in
strong core markets
Be a value-added
owner and operator
of a diverse
portfolio of
profitable real
estate assets
Build a strong,
sustaining capital
structure and
balance sheet that
allow us to further
create value and
profitable growth

Our Investment Profile: “Core-PLUS”

Core Products:
•
High-quality portfolio of 220+ income-producing assets
•
Primarily apartments, retail, and office (including life science)
•
Consistent NOI growth, stable occupancy, low tenant concentration
Core Markets:
•
Gateway cities with strong growth/demographics, barriers to entry
•
78% of assets in New York, D.C., Boston, Chicago, Dallas, Denver,
Los Angeles, San Francisco, Philadelphia
•
Selective expansion in new growth markets, including Dallas
PLUS:
•
Signature development capability to fuel future growth
•
Substantial entitlement at large, mixed-use projects in core markets
•
Expertise in public/private partnerships, urban infill, adaptive reuse
•
90-year+ track record, more than 50 years as a public company

Pro-Rata Consolidation (Dollars in thousands)
Q2 2012 Q2 2011
Comparable NOI - Total 153,988 $    5.0% 146,704 $
Comparable NOI - Office 62,925 $      5.4% 59,673 $
Comparable NOI - Retail 55,666 $      1.3% 54,941 $
Comparable NOI - Residential 35,397 $      10.3% 32,090 $
"Core Markets" Total NOI 134,598 $    7.8% 124,813 $
Total Mortgage debt and notes payable, nonrecourse 7,479,433 $ -1.4% 7,587,620 $
Total Projects under Construction & Development 1,693,966 $ -13.7% 1,962,741 $
Funds From Operations 21,077 $      -64.9% 60,129 $
Operating Funds From Operations 65,386 $      0.6% 65,023 $
% Change
Q2 2012 Results - At A Glance

Q2 2012 Results - At A Glance

“We continue to execute on our key strategies: a focus on core markets and products, a strong capital structure and improved balance sheet, and growth from the mature portfolio, from newly opened projects, and from new development by activating existing entitlement. We are committed to pursuing operational excellence, and to improving transparency and disclosure to insure that investors have visibility to our value-creation model.“ - David LaRue, President and CEO

Forest City Initiates Operating FFO

*
Reconciliation of Operating FFO to FFO
Pro-Rata Consolidation
2012
2011 % Change
2012
2011 % Change
Portfolio Pre-tax FFO:
Commercial Group
60,240 $
73,082 $
160,544 $
186,032 $
Residential Group 31,566                19,908                 63,505                45,156
Land Group
(48,606)
(299)
(47,542)
(654)
Adjustments to Portfolio Pre-Tax FFO:
Net loss on land held for divestiture activity
51,852
-
51,852
-
Impairment of Land Group project -                     -                      -                     1,400
Abandoned development project write-offs
12,906
5,088
13,353
5,245
Tax credit income
(7,956)
(9,386)
(11,881)
(19,640)
(Gain) loss on early extinguishment of portfolio debt
1,313
(2,974)
1,844
(2,682)
Net gain on change in control of interests
(4,064)
-
(4,064)
-
Straight-line rent adjustments
(3,775)
2,497
(8,610)
273
Casino land sale
-
-
(36,484)
(42,622)
Adjustments to Portfolio Pre-Tax FFO subtotal
50,276
(4,775)
6,010
(58,026)
Portfolio Pre-tax Operating FFO 93,476
87,916                 6.3%
182,517
172,508               5.8%
Corporate Group Pre-tax FFO
(28,090)
(33,693)
(54,700)
(62,543)
Loss on early extinguishment of debt - Corporate Group
-
10,800
-
10,800
Operating FFO 65,386
65,023                 0.6%
127,817
120,765               5.8%
Nets Pre-tax FFO
(8,272)
(3,382)
(15,230)
(3,686)
Add back adjustments to Portfolio Pre-Tax FFO above
(50,276)
4,775
(6,010)
58,026
Add back loss on early extinguishment of debt - Corporate Group
-
(10,800)
-
(10,800)
Income tax benefit (expense) on FFO
14,239
4,513
3,652
(6,600)
FFO 21,077 $
60,129 $              (64.9%)
110,229 $
157,705 $            (30.1%)
Three Months Ended July 31, Six Months Ended July 31,
(in thousands) (in thousands)
*Operating FFO definition is located in the appendix

Balanced, Diverse NOI Sources

NOI by Product Type: 354,364 $          NOI by Market 339,945 $
Casino Land Sale 36,484 Casino Land Sale 36,484
The Nets (15,230) Military Housing 14,419
Corporate Activities (26,863) The Nets (15,230)
Other
(2)
(26,689) Corporate Activities (26,863)
Grand Total NOI 322,066 $
Other
(2)
(26,689)
Grand Total NOI 322,066 $
Net Operating Income by Product Type Net Operating Income by Core Market
Pro-Rata Consolidation  (dollars in thousands) Pro-Rata Consolidation  (dollars in thousands)
Six Months Ended July 31, 2012 Six Months Ended July 31, 2012
Retail
$117,812
33.2%
Office
$126,349
35.7%
Apartments
(1)
$82,550
23.3%
Military Housing
$14,419
4.1%
Hotels
$4,809
1.3%
Land
$8,425
2.4%
New York
$103,078
30.3%
Greater
Washington,
D.C. (3)
$34,596
10.2%
Los Angeles
$32,885
9.7%
Boston
$23,113
6.8%
Greater
San Francisco
$20,016
5.9%
Denver
$18,227
5.3%
Chicago
$16,701
4.9%
Philadelphia
$12,581
3.7%
Dallas
$2,254
0.7%
Non-Core
Markets
$76,494
22.5%
(1)
Includes limited-distribution subsidized senior housing.
(2)
Includes write-offs of abandoned development projects, non-capitalizable development costs, non-capitalizable marketing/promotional costs associated with Barclays Center and unallocated management and service company overhead, net of tax credit income.
(3)     Includes Richmond, Virginia.

NOI by Market and Product Type* 14 Six Months Ended July 31, 2012 * Excludes limited-distribution subsidized senior housing, military housing, supported living, land, land sales, hotels, and other

NOI by Product Type and Market* 15 * Excludes limited-distribution subsidized senior housing, military housing, supported living, land, land sales, hotels, and other Six Months Ended July 31, 2012

Comparable Occupancy
%
(1)
Consistent Operations
Comparable NOI Growth – Year-over-Year, Pro Rata
%
Source: Supplemental Packages for the six months ended July 31, 2012 and years ended January 31, 2012, 2011, 2010, and 2009.
Historical Operations
(1) Represents comparable occupancy for Retail and Office as of the applicable date and comparable average occupancy year-to-date for Residential.
“We continue to be encouraged by the strong performance of our rental properties portfolio and by real estate fundamentals in our core products and core markets. We are confident in our ability to drive value creation, from within the mature portfolio, by stabilizing newly opened projects and by activating existing entitlement, particularly at our large, mixed-use projects in core markets.” - David LaRue, President and CEO

90 90 90
91 91 91
92
91
88
91
92 92
94
95 95
86
88
90
92
94
96
YE 1/31/09 YE 1/31/10 YE 1/31/11 YE 1/31/12 7/31/2012
Retail Office Residential
0.3
(3.9)
2.2
2.6
1.9
1.2
5.4
2.1
(2.6)
4.7
1.4
(3.9)
4.3
7.3
10.3
(6.0)
(4.0)
(2.0)
-
2.0
4.0
6.0
8.0
10.0
12.0
YE 1/31/09 YE 1/31/10 YE 1/31/11 YE 1/31/12 YTD 7/31/2012
Retail Office Residential

EBDT per Share ($ per share)
(2)
EBDT ($ in millions)
(1)
“We achieved record total EBDT in 2011, propelled by the strength of our portfolio, particularly our residential and retail businesses, where our comp portfolios outperformed industry averages for the year. Our results also benefited from major transactions such as our sale of land and air rights to the Cleveland casino developer. Overall, 2011 was a year of solid progress and positive momentum for Forest City” –
David LaRue, President and CEO

Historical Operations
(1)
Refer to the Investors section of Forest City’s web site (http://ir.forestcity.net/phoenix.zhtml?c=88464&p=IROL-reportsother) for Supplemental
Packages for the periods referenced above, which provide reconciliation of EBDT to its nearest GAAP equivalent.
(2)
Per–share data reflects new Class A common shares and the “if-converted” effect of convertible debt and convertible preferred stock issued in 2009 and 2010.

Office Portfolio Overview
48 properties, 13.4M s.f. in conventional and
life science office
Concentrations in New York and Boston
Key properties:
New York Times, Manhattan (left)
University Park at MIT, Cambridge
MetroTech Center, Brooklyn
The New York Times is a 52 story office
tower located in the Times Square
submarket and was designed by Pritzker
Prize winning architect Renzo Piano.

Apartment Portfolio Overview
124 apartment communities, 24,664 total units at pro-rata
Key properties:
8 Spruce Street, Manhattan
DKLB BKLN, Brooklyn
River Lofts at Tobacco Row, Richmond
Metro 417, Los Angeles (shown)
Metro 417, opened
in 2005 was one of the largest adaptive –
reuse projects in LA history. There are 277 units in the 500k s.f.
building that was originally built in the 1920s as the Subway
Terminal for the city’s Red Car trolleys.  The building is on both the state and national lists of historical places.

Metro 417
3.1%
12.0%
11.9%
11.0%
10.3%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
July 31,
2011
October 31,
2011
January 31,
2012
April 30,
2012
July 31,
2012
Quarterly Residential Comparable NOI Increase
For three months ended:

Retail Portfolio Overview
44 centers, 24.5M total s.f.,
15.1M GLA
Enclosed regional malls, open-air
lifestyle centers, big-box/power
centers, specialty centers
Key properties:
42nd Street, New York
San Francisco Centre/
The Emporium
Short Pump Town Center,
Richmond (Shown)
Victoria Gardens,
Rancho Cucamonga, CA

Short Pump Town Center is  a two-level 1.3M s.f. open-air mall located in
Richmond, Virginia, anchored by Nordstrom, Macy’s Dillard’s, and Dick’s
Sporting Goods.
(1) All sales data is derived from schedules provided by our tenants and is not subject to the same internal control and
verification procedures that are applied to the other data in the Company's supplemental package.  In addition, the data is presented on a one-month lag to be consistent with the
calendar year end of our tenants.
$417
$434
$443
$456
$461
$370
$390
$410
$430
$450
July 31,
2011
October 31,
2011
January 31,
2012
April 30,
2012
July 31,
2012
FCE Regional Mall Sales per Square Foot
(1)
Rolling 12-month basis for the periods presented

Forest City is proud to participate in the
privatization of rental residential communities
for military families.
Our portfolio includes more than 14,000 military
family homes located in eight states.  These
include the Southern Group Air Force bases, the
U.S. Air Force Academy, and Naval installations
in Hawaii, Washington, Illinois, Indiana and
Tennessee.
Military Housing NOI
(In Thousands)
Military Housing

$-
$5,000
$10,000
$15,000
$20,000
$25,000
2005 2006 2007 2008 2009 2010 2011
Property Management $1,776 $4,092 $3,379 $6,834 $9,881 $9,872 $10,967
Asset Management $316 $559 $1,141 $2,272 $2,192 $2,993 $3,309
Construction $1,149 $3,344 $9,033 $12,345 $8,783 $5,634 $4,158
Development
$3,334 $8,983 $16,624 $23,541 $11,169 $5,883 $5,615
Total
$6,573 $16,978 $30,177 $44,992 $32,025 $24,381 $24,049

Recently Opened: 8 Spruce Street
Located in New York City (Lower Manhattan);
Frank Gehry-designed apartment tower.
76 stories, 899 market-rate units
As of August 20, 2012, 772 executed
leases or 86% of total
Lower floors include a K-8 public school
and an ambulatory care center for the
New York Downtown Hospital
As of August 21, 2012 all 899 units are
open
View from an upper level model unit, featured
in the Wall Street Journal on March 21, 2012
(Views from the Market Top
by Laura Kusisto)

Recently Opened: Westchester’s Ridge Hill
•
Located in Yonkers, NY 1.3M s.f. mixed-
use retail project opening in phases
(currently 60% leased)
The second quarter saw the grand
opening of its own Apple store, and
the beginning development of the
much anticipated LEGOLAND, which is
expected to open in the spring of 2013
Some tenants currently open:

Foundry Lofts, the first residential building at The Yards mixed-
use project in the Capitol Riverfront District of Washington, D.C.
170 loft-style apartments in an adaptive–reuse of a former
Navy Yard industrial building
Initial move-ins began in December, 2011 with lease
commitments for 99% of the units already
Recently Opened: Foundry Lofts

Under Construction: Barclays Center
•
Brooklyn, New York
State-of-the-art sports
and entertainment venue
75% of forecasted
contractually obligated
revenues currently under
contract
As of July 31, 2012, over 190
out of 200+ event days have
been scheduled
Future home of the NBA Nets
A formal ribbon-cutting
ceremony is planned for
September 21, with the grand
opening on September 28,
2012

Enhanced Disclosure: Net Asset Value Components

*Footnotes provided in Appendix Section
*
(Dollars in millions at pro-rata)
Q2 2012
NOI
(1)
Annualized
NOI
(2)
Net Stabilized
Adjustments
(3)
Annualized
Stabilized NOI
Nonrecourse
Debt
(4)
A B =A + B
Commercial Real Estate
Retail 58.8 $         235.2 $      (4.6) $                230.6 $            (2,682.2) $
Office 63.6 254.4 0.2 254.6 (2,296.5)
Other (4.3) (17.2) 15.1 (2.1)
Total Commercial Real Estate
118.1 $       472.4 $      10.7 $               483.1 $            (4,978.7) $
Residential Real Estate
Apartments 35.5 $         142.0 $      6.9 $                 148.9 $            (1,963.2) $
Subsidized Senior Housing
(5)
4.5 18.0 - 18.0
Military Housing 7.1 28.4 (13.4) 15.0
Other (3.1) (12.4) - (12.4)
Total Residential Real Estate
44.0 $         176.0 $      (6.5) $                169.5 $            (1,963.2) $
Total Rental Properties
162.1 $       648.4 $      4.2 $                 652.6 $            (6,941.9) $
Development Pipeline Debt Adj. NET
(6)
596.0
Adjusted Total Rental Properties 162.1 $       648.4 $      4.2 $                 652.6 $            (6,345.9) $
Book Value
Nonrecourse
Debt
Westchester's Ridge Hill
(Adjusted for amounts included in CRP)
(6)
586.3 $            (327.4) $
8 Spruce Street
(Adjusted for amounts included in CRP)
(6)
451.7 (268.6)
Total development pipeline adjustments 1,038.0 (596.0)
Projects under construction
(4)
754.2 (338.5)
Adjusted projects under construction 1,792.2 $         (934.5) $
Projects under development
(4)
939.8 $            (190.5) $
Land held for development and sale
(4)
69.7 $               (8.5) $
Book Value
(4)
Nonrecourse
Debt
(4)
Cash and equivalents 280.5 $
Restricted cash and escrowed funds 387.6 $
Notes and accounts receivable, net
(7)
406.3 $
Net investments and advances to unconsolidated entities 182.8 $
Prepaid expenses and other deferred costs, net 227.7 $
Land held for divestiture 48.8 $               (38.5) $
Book Value
(4)
Bank revolving credit facility - $
Senior and subordinated debt (1,157.7) $
Less: convertible debt 599.3 $
Less: escrowed funds for 2015 senior note redemption 125.0 $
Construction payables (141.3) $
Operating accounts payable and accrued expenses
(8)
(695.8) $
Number of shares for the three months ended July 31, 2012
(In millions)
221.9
Weighted Average Shares Outstanding - Diluted
Net Asset Value Components - July 31, 2012
Completed Rental Properties ("CRP")
Development Pipeline
Other Tangible Assets
Recourse Debt and Other Liabilities

Appendix
Recourse Debt Maturities 28
Asset Sales 29
Lease Expirations 30
Pipeline 32
The Yards – Project Site Plan 37
Atlantic Yards – Project Site Plan 38
Sustainability 39
Net Asset Value Components Footnotes 40
Funds From Operations Definition 41

Addressing Recourse Debt Maturities

* On July 18, 2012 Forest City announced its intention to redeem an aggregate principal amount of $125M of its 7.625% Senior Notes due 2015 on August 20, 2012.
Following the redemption, approximately $53M of the Notes remained outstanding.
Change in Recourse Debt Capacity - 7/31/2012 Compared to 1/31/09

Asset Sales

($ in thousands at pro-rata)
Cash Net Annualized
Cap
EBDT Year
EBDT/
Count Proceeds Sales Price NOI rate Prior to Sale Proceeds Leverage
Total (11 Yr + YTD 2012: 2001-2012) 104 1,352,910 3,331,471 219,145 6.6% 102,232 7.6% 59%
Total (10 Yr: 2002-2011) 88 1,207,394 2,928,026 191,337 6.5% 90,266 7.5% 59%
Total (7 Yr: 2005-2011) 70 1,080,576 2,573,017 163,272 6.3% 76,309 7.1% 58%
Total (5 Yr: 2007-2011) 58 720,777 1,860,871 122,134 6.6% 60,632 8.4% 61%

Office Lease Expirations (as of 7/31/2012)

(1) GLA = Gross Leasable Area
(2) Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of intangible assets related to in-place leases, above and below market leases, and contingent rental payments (which are not reasonably estimable).
(3) Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2012 2013 2014 2015 2016
Office Lease Expirations
Percentage of  Net Base Rent Expiring
As of July 31, 2012
EXPIRATION
YEAR
NUMBER OF
EXPIRING
LEASES
SQUARE FEET
OF EXPIRING
LEASES
(3)
PERCENTAGE
OF TOTAL
LEASED GLA
(1)
NET
BASE RENT
EXPIRING
(2)
PERCENTAGE
OF TOTAL
BASE RENT
AVERAGE
BASE
RENT PER
SQUARE FEET
EXPIRING
(3)
2012 48 395,305 3.43 13,034,880 4.25 33.93
2013 93 962,307 8.34 19,920,264 6.49 22.20
2014 70 1,000,036 8.67 22,326,314 7.27 37.40
2015 53 513,139 4.45 9,765,405 3.18 22.27
2016 67 1,057,016 9.16 24,592,083 8.01 29.53
$ $ % %

Retail Lease Expirations (as of 7/31/2012)

(1) GLA = Gross Leasable Area
(2) Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of intangible assets related to in-place leases, above and below market leases, and contingent rental payments (which are not reasonably estimable).
(3) Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2012 2013 2014 2015 2016
Retail Lease Expirations
Percentage of  Net Base Rent Expiring
As of July 31, 2012
EXPIRATION
YEAR
NUMBER OF
EXPIRING
LEASES
SQUARE FEET
OF EXPIRING
LEASES
(3)
PERCENTAGE
OF TOTAL
LEASED GLA
(1)
NET
BASE RENT
EXPIRING
(2)
PERCENTAGE
OF TOTAL
BASE RENT
AVERAGE
BASE
RENT PER
SQUARE FEET
EXPIRING
(3)
2012 173 567,673 4.60% $ 11,583,150 4.56% $ 25.46
2013 350 1,202,925 9.75 26,770,280 10.55 27.75
2014 303 1,091,371 8.84 21,513,660 8.47 27.96
2015 226 874,957 7.09 19,130,042 7.54 29.38
2016 263 1,402,666 11.36 31,478,625 12.40 36.14

Pipeline: Projects Opened

Note: See page 42 in the Supplemental Package for the quarter ended  July 31, 2012 for footnotes.
Designed to meet LEED
certifications, Las Vegas City
Hall,
was designed by Forest
City Real Estate Services on
a fee basis.  Thirty-three
“solar trees” are located in
the buildings front plaza.
Openings as of July 31, 2012
Cost at FCE
Pro-Rata
Cost at Full
Total Cost Pro-Rata Share Sq. ft./
Date FCE Legal FCE % (a) Consolidation at 100% (Non-GAAP) (c) No. of Lease
Property Location Dev (D) Opened Ownership % (a) (1) (GAAP) (b) (2) (1) X (2) Units Commitment %
2012
Residential
(f):
The Aster Town Center (d) Denver, CO D Q1-12/Q2-12 90.0% 90.0% 10.3 $                 10.3 $      9.3 $                      85 95%
Fee Development Project
Las Vegas City Hall Las Vegas, NV D Q1-12 - (e) - (e) $ 0.0 146.2 $    $                   0.0 270,000
(in millions)

Pipeline: Projects Under Construction

Note: See page 42 in the Supplemental Package for the quarter ended  July 31, 2012 for footnotes.
Projects Under Construction as of July 31, 2012
Cost at FCE
Pro-Rata
Cost at Full
Total Cost Pro-Rata Share Sq. ft./ Gross
Anticipated FCE Legal FCE % (a) Consolidation at 100% (Non-GAAP) (c) No. of Leasable Lease
Property Location Opening
Ownership % (a)
(1)
(GAAP) (b)
(2) (1) X (2) Units Area Commitment %
Retail Centers (f):
The Yards - Boilermaker Shops Washington, D.C. Q3-12 100% 100% 19.6 $               19.6 $       19.6 $                  40,000 40,000 74%
The Yards - Lumber Shed Washington, D.C. Q3-13 100% 100% 14.3 14.3 14.3 32,000 32,000 80%
33.9 $               33.9 $       33.9 $                  72,000
Office:
Johns Hopkins Parking Garage Baltimore, MD Q4-12 85% 100% 29.9 $               29.9 $       29.9 $                  492,000
Residential:
Botanica Eastbridge Denver, CO Q3-12 90% 90% 15.4 $               15.4 $       13.9 $                  118
Continental Building Dallas, TX Q1-13 100% 100% 54.6 54.6 54.6 203
The Yards - Twelve12  Washington, D.C. Q1-14 100% 100% 113.6 113.6 113.6 218 87,000
120 Kingston Boston, MA Q2-14 50% 50% 127.0 127.0 63.5 242 5,000
310.6 $              310.6 $     245.6 $                 781 92,000
Barclays Center Brooklyn, NY Q3-12 34% 34% 934.3 $              934.3 $     317.7 $                 670,000 18,000 seats (l) 75% (m)
Total Under Construction (n) 1,308.7 $        1,308.7 $ 627.1 $
Fee Development Project
Dept. of Health & Mental Hygiene (DHMH) Baltimore, MD Q2-14 - (e) - (e) $                     0.0 135.0 $     $                     0.0 234,000
(in millions)
72,000
(f):
Arena

Projects Opened or Acquired: Prior Two Years

Note: See page 42 in the Supplemental Package for the quarter ended  July 31, 2012 for footnotes.
Cost at FCE
Pro-Rata
Cost at Full
Total Cost Pro-Rata Share Sq. ft./ Gross
Date FCE Legal FCE % (a) Consolidation at 100% (Non-GAAP) (c) No. of Leasable Lease
Property Location Dev (D) Opened Ownership % (a) (1) (GAAP) (b) (2) (1) X (2) Units Area Commitment %
Prior Two Years Openings as of July 31,  2012
Retail Centers (f):
Westchester's Ridge Hill (i) Yonkers, NY D Q2-11/12 70.0% 100.0% 868.2 $               868.2 $     868.2 $                1,336,000 1,336,000 (h) 60%/68%
East River Plaza (g) Manhattan, NY D Q4-09/Q2-10 35.0% 50.0% 0.0 390.6 195.3 527,000 527,000 93%
868.2 $               1,258.8 $   1,063.5 $            1,863,000 1,863,000
Residential (f):
8 Spruce Street  (g) (j) Manhattan, NY D Q1-11/12 35.7% 51.0% $                  0.0 875.7 $     446.6 $                899 86%
Foundry Lofts Washington, D.C. D Q4-11 100.0% 100.0% 57.9 57.9 57.9 170 99%
Presidio Landmark San Francisco, CA D Q3-10 100.0% 100.0% 96.5 96.5 96.5 161 91%
154.4 $               1,030.1 $   601.0 $                1,230
Total Prior Two Years Openings (k) 1,022.6 $           2,288.9 $   1,664.5 $
Recap of Total Prior Two Years Openings
Total 2011 926.1 $               1,801.8 $   1,372.7 $
Total 2010 96.5 487.1 291.8
Total Prior Two Years Openings (k) 1,022.6 $           2,288.9 $   1,664.5 $

Projects Under Development (As of July 31, 2012)

Below is a summary of our active large scale development projects, which have yet to commence construction, often referred to as our "shadow pipeline" which are crucial to our long-term growth.  While we cannot make any assurances on the timing or delivery of these projects, our track record speaks to our ability to bring large, complex projects to fruition when there is demand and available construction financing.  The projects listed below represent pro-rata costs of $820.7 million
($1,032.0 million at full consolidation) of Projects Under Development ("PUD") on our balance sheet and pro-rata mortgage debt of $175.5 million ($235.0 million at full consolidation).
1) Atlantic Yards -
Atlantic Yards is adjacent to the state-of-the-art arena, Barclays Center, which was designed by the award-winning firms Ellerbe Becket and SHoP Architects and is currently under construction.  Atlantic Yards is expected to feature more than 6,400 units of housing, including over 2,200 affordable units, approximately 250,000 square feet of retail space, and more than 8 acres of landscaped open space.
LiveWork Las Vegas is a mixed-use project on a 13.5 acre parcel in downtown Las Vegas.  At full build-out, the project will have the new 260,000 square-foot City Hall and is also expected to include up to 1 million square feet of office space and approximately 300,000 square feet of retail. The City Hall is owned by the city of Las Vegas, which held its dedication ceremony on March 5, 2012.
3) The Yards -
The Yards is a 42 acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in the Capitol Riverfront District.  The full project is expected to include up to 2,700 residential units, 1.8 million square feet of office space, and 300,000 square feet of retail and dining space.  The Yards features a 5.5 acre publicly funded public park that is a gathering place and recreational focus for the community.  The first residential building, Foundry Lofts, opened in November 2011 and includes a Potbelly
Sandwich restaurant which opened Q1-12. Kruba Thai & Sushi restaurant is expected to open Q3-12.  There are also two retail projects under construction, Boilermaker Shops
(expected to open in Q3-12) and the Lumber Shed.  Additionally, Twelve12, a mixed-use project, is under construction and is expected to feature 218 residential units and
87,000 square feet of retail space.
4) Colorado Science + Technology Park at Fitzsimons -
The 184 acre Colorado Science + Technology Park at Fitzsimons is becoming a hub for the biotechnology industry in the Rocky Mountain region. Anchored by the University of Colorado at Denver Health Science Center, the University of Colorado Hospital and The Denver Children’s Hospital, the park will offer cost-effective lease rates, build-to-
suit office and research sites, and flexible lab and office layouts in a cutting-edge research park. The park is also adjacent to Forest City’s 4,700 acre Stapleton mixed-used development.
5) The Science + Technology Park at Johns Hopkins - Baltimore, MD
The 31 acre Science + Technology Park at Johns Hopkins is a new center for collaborative research directly adjacent to the world-renowned Johns Hopkins medical and research complex.  Initial plans call for 1.1 million square feet in five buildings, with future phases that could support additional expansion. In 2008, the Company opened the first of those buildings, 855 North Wolfe Street, a 279,000 square-foot office building anchored by the Johns Hopkins School of Medicine’s Institute for Basic Biomedical Sciences.
Construction of a 492,000 square-foot parking garage at 901 N. Washington Street is currently underway and will provide approximately 1,450 parking spaces for Johns
Hopkins and the active buildings at the Science + Technology Park upon its anticipated completion in Q4-12.  Construction of a second commercial building totaling 234,000 square feet commenced in January 2012.  The new building is being developed on a fee basis and will be fully leased to the Department of Health & Mental Hygiene (DHMH)
upon its anticipated opening in Q2-14.
6) Waterfront Station -
Located in Southwest Washington, D.C., Waterfront Station is adjacent to the Waterfront/Southeastern University MetroRail station. Waterfront Station is expected to include
660,000 square feet of office space, an estimated 400 residential units and 40,000 square feet of stores and restaurants.
7) 300 Massachusetts Avenue - Cambridge, MA
Located in the science and technology hub of Cambridge, MA, the 300 Massachusetts Avenue block represents an expansion of University Park @ MIT. In a 50/50 partnership with MIT, Forest City is presently focused on a project that reflects a development program of approximately 260,000 square feet of lab and office space. Potential redevelopment of the entire block is possible with the acquisition of adjacent parcels in future phases, and would result in an approximately 400,000 square foot project.
Brooklyn, NY
Washington, D.C.
Washington, D.C.
2) LiveWork Las Vegas - Las Vegas, NV
Aurora, CO

Military Housing

as of July 31, 2012
Below is a summary of our Military Housing development projects. The Company provides development, construction and management services for these projects and receives agreed upon fees for these services.  The following phases still have a percentage of units opened and under construction:
Anticipated FCE Cost at Full Total Cost No.
Property Location Opening Pro-Rata % Consolidation at 100% of Units
Military Housing - Under Construction
Hawaii Phase IV Kaneohe, HI 2007-2014 * $                  0.0 480.1 $      1,141
Air Force – Southern Group:
Keesler Air Force Base Biloxi, MS 2011-2012 0.0% 0.0 5.0 1,188
Joint Base Charleston Charleston, SC 2011-2013 0.0% 0.0 72.1 345
Arnold Air Force Base Tullahoma, TN 2011-2013 0.0% 0.0 10.2 22
Shaw Air Force Base Sumter, SC 2011-2015 0.0% 0.0 156.8 630
Subtotal Air Force – Southern Group $                  0.0 244.1 $      2,185
Total Under Construction $                  0.0 724.2 $      3,326
*  The Company's share of residual cash flow ranges from 0-20% during the life cycle of the project.
(in millions)
Summary of Military Housing Net Operating Income (14,104 end-state units)
Development fees related to our military housing projects are earned based on a contractual percentage of the actual development costs incurred. We also recognize additional development incentive fees upon successful completion of certain criteria, such as incentives to realize development cost savings, encourage small and local business participation, comply with specified safety standards and other project management incentives as specified in the development agreements.  NOI from development and development incentive fees was $2,930,000 and $5,292,000 for the three and six months ended July 31, 2012, respectively, and $680,000 and
$1,817,000 for the three and six months ended July 31, 2011, respectively.
Construction management fees are earned based on a contractual percentage of the actual construction costs incurred. We also recognize certain construction incentive fees based upon successful completion of certain criteria as set forth in the construction contracts.  NOI from construction and incentive fees was $121,000 and $554,000 for the three and six months ended July 31, 2012, respectively, and $846,000 and $2,026,000 for the three and six months ended July 31, 2011, respectively.
Property management and asset management fees are earned based on a contractual percentage of the annual net rental income and annual operating income, respectively, that is generated by the military housing privatization projects as defined in the agreements. We also recognize certain property management incentive fees based upon successful completion of certain criteria as set forth in the property management agreements.  Property management, management incentive and asset management fees generated NOI of $3,684,000 and $7,231,000 for the three and six months ended July 31, 2012, respectively, and $2,418,000 and $5,647,000 for the three and six months ended July 31, 2011, respectively.

The Yards –Site Plan
In total, a 42-acre mixed-use project in the Neighborhood of the Washington
Nationals baseball park in the Capitol Riverfront District of Washington, D.C.
Expected to include up to 2,700 residential units, 1.8 million square feet of office space, and 300,000  square feet of retail and dining space.

Boilermaker Shops
Retail/Office
Expected Opening Q3-2012
Twelve 12
218-units of residential over
grocery store
Opening early 2014
Foundry Lofts Apts.
Completed Late 2011
Currently 99% Leased
Riverfront Park (5.5 Acres)
Completed Fall 2010
The Lumber Shed
Dining/Office
Expected Opening Q3-2013

Atlantic Yards – Site Plan

Located in Brooklyn, and adjacent to the state-of-the-art arena, Barclays Center, designed by Ellerbe Becket and SHoP
Architects,
Atlantic Yards is expected to
feature more than 6,400 residential units (including 2,200 affordable units),
250,000 square feet of retail and more than 8 acres of landscaped open space.

Sustainability at Forest City

Commitment
A corporate core value since 2003
Dedicated Sustainability Dept. and Commercial Energy Services Dept.
Accountability and verification – all projects prepare a sustainability
“scorecard”
Results
30+ projects certified or seeking certification (LEED, Energy Star, others)
Approx. 18.6% of total portfolio is certified or seeking certification
(based on cost at pro-rata)
A leader in breadth of LEED certifications by project type:
New Construction
Core & Shell
Neighborhood Development
Homes
Existing Buildings
Value-added
Leveraging portfolio opportunities for energy generation/sale, reduced cost
Forest City included in Calvert Social Index since September, 2010
New Developments
Focus on results, not specific certifications, however use them to benchmark performance and stay on top of best practices
December 2011 – Joined National Better Buildings Challenge, a private sector initiative to increase energy efficiency 20% by 2020 across 14m SF of the overall portfolio
Renewable Energy
In-house capability to develop and manage alternative energy projects (solar, wind, waste-to-energy) deployed on existing Forest City assets as well as new projects

Net Asset Value Components Footnotes

(1) Pro-rata Q2 2012 NOI is reconciled to NOI at full consolidation by Product Group for the three months ended July 31, 2012 in the Supplemental
Operating Information section of the supplemental package, furnished to the SEC on 8-K on September 4, 2012. Write-offs of abandoned development projects of $12.9 million and tax credit income of $8.0 million have been excluded from the appropriate real estate groups from total NOI used in the Net
Asset Value Component schedule.
(2) Pro-rata annualized NOI is calculated by taking the Q2 2012 NOI times a multiple of four.
(3) The net stabilized adjustments column represents net adjustments required to arrive at a fully stabilized NOI for those properties currently in initial lease up periods, net of the removal of partial period NOI for recently sold properties. For those properties currently in initial lease up periods we have included stabilization adjustments as follows:
a) NOI for The Aster Town Center is reflected at 5% of the pro-rata cost disclosed in our Development Pipeline disclosure. This assumption does not reflect Forest City’s anticipated NOI, but rather is used in order to establish a hypothetical basis for valuation of lease up properties. See note
6, which describes the treatment of Westchester’s Ridge Hill and 8 Spruce Street.
b) At the conclusion of the initial development period at each of our military housing communities, we estimate the ongoing property management fees, net of operating expenses, to be $15.0 million.
The net stabilized adjustments are not comparable to any GAAP measure and therefore do not have a reconciliation to the nearest comparable GAAP measure.
(4) Amounts are derived from the respective pro-rata balance sheet line item as of July 31, 2012 and are reconciled to their GAAP equivalents in the
Selected Financial Information section of the supplemental package, furnished to the SEC on 8-K on September 4, 2012.
(5) Represents limited-distribution subsidized senior housing properties.
(6) Westchester’s Ridge Hill and 8 Spruce Street have their assets shown in the Development Pipeline section of the model. Westchester’s Ridge Hill, as of July 31, 2012, had $586.3 million of costs incurred at pro-rata consolidation and $327.4 million of mortgage debt at pro-rata consolidation which were transferred to CRP. 8 Spruce Street, as of July 31, 2012, had $451.7 million of costs incurred at pro-rata consolidation and $268.6 million of mortgage debt at pro-rata consolidation which were transferred to CRP. In order to account for the phased openings of Westchester’s Ridge Hill and 8 Spruce
(7) Includes $161.7 million of straight-line rent receivable (net of $15.7 million of allowance for doubtful accounts).
(8) Includes $36.3 million of straight-line rent payable.
a) All costs and associated debt for Westchester’s Ridge Hill and 8 Spruce Street for purposes exclusive to this disclosure are accounted for as a component of “Adjusted Projects Under Construction” in the Development Pipeline section of this schedule. Accordingly, all NOI, through the net stabilized adjustments column for the appropriate product types, and debt have been removed from the CRP section of the NAV schedule. The debt amounts removed from CRP and added to the Development Pipeline represent only the amounts recorded in CRP based on the proportion open and ready for occupancy and do not reflect the total debt outstanding for these projects, some of which is already included in the
Development Pipeline.
Street as NAV components we have made the following adjustments:

Operating Funds From Operations

Operating FFO – In addition to reporting FFO, we report Operating FFO as an additional financial measure of our operating performance. We believe it is appropriate to adjust FFO, as defined by NAREIT, for significant non-recurring items driven by transactional activity and factors relating to the financial and real estate markets, rather than factors specific to the on-going operating performance of our properties. We use Operating FFO as an indicator of continuing operating results in planning and executing our business strategy. Operating FFO should not be considered to be an alternative to net earnings computed under
GAAP as an indicator of our operating performance.  Operating FFO may not be comparable to similarly titled measures used by other companies.
Operating FFO is defined as FFO, as defined by NAREIT, adjusted to exclude:
i) activity related to our land held for divestiture (including impairment charges);
ii) impairment of Land Group projects;
iii) write-offs of abandoned development projects;
iv) income recognized on state and federal historic and other tax credits;
v) gains or losses from the early extinguishment of debt;
vi) gains or losses on change in control of interests;
vii) the adjustment to recognize rental revenues and rental expense using the straight-line method;
viii) other non-recurring items such as income generated from the casino land sale;
ix) the Nets pre-tax FFO; and
x) income taxes on FFO.

Forest City Enterprises, Inc., is an NYSE-listed national real estate company with $10.7 billion in total assets (7/31/2012) . The
Company is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States.
Founded in 1920 and based in Cleveland, Ohio, Forest City’s diverse portfolio includes hundreds of premier properties located throughout the United States. We are especially active in our Core Markets – New York, Boston, Greater Washington, D.C./Baltimore,
Denver, Los Angeles, Greater San Francisco, Dallas, Philadelphia and Chicago – where we have overcome high barriers to entry and developed a unique franchise. These are great urban markets with strong demographics and good growth potential.
Investor Relations Contact:
Jeff Linton
Senior Vice President, Corporate Communication
Forest City Enterprises
216-416-3558
jefflinton@forestcity.net